PennyMac Mortgage Investment Trust February 2, 2017 Fourth Quarter 2016 Earnings Report Exhibit 99.2

4Q16 Earnings Report Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein, from past results discussed herein, or illustrative examples provided herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in our investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject us to additional risks; volatility in our industry, the debt or equity markets, the general economy or the real estate finance and real estate markets specifically, whether the result of market events or otherwise; events or circumstances which undermine confidence in the financial markets or otherwise have a broad impact on financial markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or man-made disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy our investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and our success in doing so; the concentration of credit risks to which we are exposed; the degree and nature of our competition; our dependence on our manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at our manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of our cash reserves and working capital; our ability to maintain the desired relationship between our financing and the interest rates and maturities of our assets; the timing and amount of cash flows, if any, from our investments; unanticipated increases or volatility in financing and other costs, including a rise in interest rates; the performance, financial condition and liquidity of borrowers; the ability of our servicer, which also provides us with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of our customers and counterparties; our indemnification and repurchase obligations in connection with mortgage loans we purchase and later sell or securitize; the quality and enforceability of the collateral documentation evidencing our ownership and rights in the assets in which we invest; increased rates of delinquency, default and/or decreased recovery rates on our investments; our ability to foreclose on our investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying our mortgage-backed securities or relating to our mortgage servicing rights , excess servicing spread and other investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the effect of the accuracy of or changes in the estimates we make about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon our financial condition and results of income; our failure to maintain appropriate internal controls over financial reporting; technologies for loans and our ability to mitigate security risks and cyber intrusions; our ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct our business; our ability to detect misconduct and fraud; our ability to comply with various federal, state and local laws and regulations that govern our business; developments in the secondary markets for our mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies or government-sponsored entities, or such changes that increase the cost of doing business with such entities; the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations and regulatory agencies, and any other legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on our business and our ability to satisfy complex rules for us to qualify as a real estate investment trust (REIT) for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of our subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of REITs, or the exclusions from registration as an investment company); the effect of public opinion on our reputation; the occurrence of natural disasters or other events or circumstances that could impact our operations; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

Fourth Quarter Highlights Net income of $31.2 million on net investment income of $68.9 million Diluted earnings per share of $0.44; return on equity of 9% Dividend of $0.47 per share declared on December 20, 2016 Book value per share increased to $20.26 from $20.21 at September 30, 2016 Results driven by strong contributions from GSE credit risk transfer (CRT), correspondent production and an income tax benefit The income tax benefit was primarily driven by the performance of interest rate hedges held in the taxable REIT subsidiary, which produced a loss offset by gains on other interest-rate sensitive assets Segment pretax results: Investment Activities: $2.1 million; Correspondent Production: $11.7 million Distressed loan investments underperformed expectations; decrease in value primarily driven by recidivism of previously performing loans and reduced expectations of future loan performance and recoveries Continued investment in CRT and mortgage servicing rights (MSRs) resulting from PMT’s correspondent production business Conventional correspondent loan production totaled $7.5 billion in unpaid principal balance (UPB), up 3% from the prior quarter CRT deliveries totaled $2.6 billion in UPB, which will result in approximately $92 million of new CRT investments once the aggregation period is complete, $24 million of which had been invested at quarter end Added $101 million in new MSRs Cash proceeds from the liquidation and pay down of distressed mortgage loans and REO were $92 million, reflecting steady progress of resolution activities Notable activity after quarter end: Entered into an agreement to sell $89 million in UPB of performing loans from the distressed portfolio(1) 4Q16 Earnings Report (1) This transaction is subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of the transaction or that the transaction will be completed at all.

Current Market Environment 4Q16 Earnings Report Mortgage rates rose sharply during the fourth quarter, with the average 30-year fixed rate increasing from 3.41% to 4.32% Mortgage rates have fallen back to 4.19% as of January 26th Changes in regulations and policy resulting from the new administration remain uncertain, but any significant impact on the mortgage industry is expected to be limited in the near term FHFA again incorporated credit risk transfer as part of the core objectives for the GSEs 2017 scorecard for Fannie Mae and Freddie Mac targets CRT on 90% of UPB in an expanded set of loan categories(3) Creates additional investment opportunities for PMT Home sales growth expected to continue, driven by: Strong underlying macroeconomic trends Mortgage rates remaining near historical lows However, limited inventory expected to remain a challenge Average 30-year fixed rate mortgage(1) 4.32% 3.41% New Home Sales Home Sales(2) (Units in millions) Forecast Existing Home Sales (1) Freddie Mac Primary Mortgage Market Survey. 4.19% as of 1/26/2017 (2) Actual results are from Census Bureau – seasonally adjusted. Forecast estimates are from the Mortgage Bankers Association (3) “2017 Scorecard for Fannie Mae, Freddie Mac, and Common Securitization Solutions;” Federal Housing Finance Agency; December 15, 2016

Transitioning to Correspondent-Related Investments Such as CRT and MSRs 4Q 2014 100% = $1.6 billion Current capital deployment is primarily focused on attractive correspondent-related investments – CRT and MSRs 4Q 2016 100% = $1.4 billion PMT’s Equity Allocation(1) (1) Management’s internal allocation of equity. Amounts as of quarter end. Percentages may not sum exactly due to rounding. 4Q16 Earnings Report

Distressed Loan Portfolio Is Declining Through Liquidation and Sales 4Q16 Earnings Report Driven by bulk sale of $419 million in UPB -40% Y/Y Driven by bulk sale of $160 million in UPB (1) This transaction is subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of the transaction or that the transaction will be completed at all. Pending sale of $89 million in UPB of performing loans expected to be completed in 1Q17(1) -28% Y/Y

Fourth Quarter Income and Return Contributions by Strategy 4Q16 Earnings Report Note: Amounts may not sum exactly due to rounding (1) Income contribution is net of any direct expenses associated with investments (e.g., loan fulfillment fees, loan servicing fees) (2) Equity allocated to MSR, ESS and distressed loan investments includes an allocation of exchangeable senior notes and associated expenses (3) Management’s internal allocation of equity. Amounts represent weighted averages during the period Monthly Q4 2016 42735 Quarterly QTD 2016 QTD 2016 QTD 2016 3 Q4 2016 ($ in millions) Market-Driven Value Changes Income Excluding Market-Driven Value Changes Total Income Contribution WA EquityAllocated Annualized Non-Fair Value ROE Annualized Return on Equity (ROE) ($ in millions) Total Income Contribution(1) Market-Driven Value Changes Income Excluding Market-Driven Value Changes(1) WA EquityAllocated(3) Annualized Return on Equity (ROE) Annualized Non-Fair Value ROE Credit sensitive strategies: Credit sensitive strategies: Distressed loan investments n/a $-2,096,604.6675616708 $-2,096,604.6675616708 $,564,332,760.1223017 -1.5% -1.5% Distressed loan investments $-2,096,604.6675616708 n/a $-2,096,604.6675616708 $,564,332,760.1223017 (1.5%) #REF! Other credit sensitive strategies Other credit sensitive strategies GSE credit risk transfer $1,704,369.2999999998 $6,966,250.9500000002 $8,670,620.25 $,166,348,915.70833328 0.16750938039690569 0.20849237791733063 GSE credit risk transfer $8,670,620.25 $1,704,369.2999999998 $6,966,250.9500000002 #REF! Non-Agency subordinate bonds $-,336,251.10000000009 $78,084.688610944402 $-,258,166.41138905569 $2,603,073.8049999992 0.11998843591904138 -0.39671009080598202 Non-Agency subordinate bonds $-,258,166.41138905569 $-,336,251.10000000009 $78,084.688610944402 #REF! Commercial real estate finance $-,252,214.71 $,183,251.36 $,-68,963.350000000006 $13,709,047.325000003 5.3% -2.1% Commercial real estate finance $,-68,963.350000000006 $-,252,214.71 $,183,251.36 #REF! Subtotal net other credit sensitive strategies $1,115,903.4899999998 $7,227,586.9986109445 $8,343,490.4886109438 $,182,661,036.83833331 0.15827320645306139 0.18270980244123911 Subtotal net other credit sensitive strategies $8,343,490.4886109438 $1,115,903.4899999998 $7,227,586.9986109445 $,182,661,036.83833331 0.18270980244123911 #REF! Net credit sensitive strategies $1,115,903.4899999998 $5,130,982.3310492737 $6,246,885.821049273 $,746,993,796.96063495 2.7% 3.3% Net credit sensitive strategies $6,246,885.821049273 $1,115,903.4899999998 $5,130,982.3310492737 $,746,993,796.96063495 3.3% #REF! Interest rate sensitive strategies: Interest rate sensitive strategies: MSRs (incl. recapture) $50,740,465.119999997 $4,790,030.446736757 $55,530,495.164673671 $,240,595,427.30200005 7.9636260728449121 0.92321779823305983 MSRs (incl. recapture)(2) $55,300,000 $50,740,465.119999997 $4,600,000 #REF! ESS (incl. recapture) $17,061,150.39999999 $4,634,657.41 $21,695,807.449999999 $,136,289,324.12666669 0.13602407788573578 0.63675735686636792 Excess Servicing Spread (ESS) (incl. recapture)(2) $21,900,000 $17,061,150.39999999 $4,800,000 #REF! Agency MBS $,-23,576,334.159999996 $4,567,008.74 $,-19,009,325.419999994 $18,318,963.267586667 0.99721991322092018 -4.1507426249682684 Agency MBS $,-19,009,325.419999994 $,-23,576,334.159999996 $4,567,008.74 #REF! Non-Agency senior MBS (incl. jumbo) $,150,368.1200000004 $,329,749.50138905598 $,480,117.62138905638 $1,949,455.7816666444 0.67659806288531232 0.98513159601617717 Non-Agency senior MBS (incl. jumbo) $,480,117.62138905638 $,150,368.1200000004 $,329,749.50138905598 #REF! Interest rate hedges $,-53,238,294.299999997 n/a $,-53,238,294.299999997 Interest rate hedges $,-53,238,294.299999997 $,-53,238,294.299999997 n/a Net interest rate sensitive strategies $-8,862,645.179999996 $14,321,445.696062732 $5,458,800.5160627365 $,397,153,170.47792 0.14424103102416444 5.5% Net interest rate sensitive strategies $5,534,113.613890607 $-8,862,645.179999996 $14,296,758.241389057 $,397,153,170.47792 5.6% #REF! Correspondent production $12,931,278.711550018 $12,931,278.711550018 $,113,718,369.69641669 0.45485276463499941 0.45485276463499941 Correspondent production $12,931,278.711550018 $0 $12,931,278.711550018 $,113,718,369.69641669 0.45485276463499941 #REF! Cash, short term investments, and other $97,911.44288799999 $97,911.44288799999 $,106,924,839.44841164 .4% Cash, short term investments, and other $97,911.44288799999 $97,911.44288799999 $,106,924,839.44841164 .4% Management fees & corporate expenses n/a $10,869,939.76001 $10,869,939.76001 Management fees & corporate expenses $,-10,869,939.76001 $,-10,869,939.76001 Provision for income tax expense n/a $,-17,308,607.34 $,-17,308,607.34 Benefit from income taxes $17,308,607.34 $17,308,607.34 Net income $-7,746,741.6899999958 $38,920,285.761540025 $31,173,544.71540028 $1,364,790,176.5833833 0.11406965386862059 9.1% Net income $31,248,856.61686635 $-7,746,741.6899999958 $38,895,598.306866348 $1,364,790,176.5833833 9.2% #REF! Q4 2016 Balance Sheet Metrics WA Assets WA Liabilities WA EquityAllocated Annualized Return on Asset (ROA) Credit sensitive strategies: Distressed loan investments $1,928,875,077.3298185 $1,364,542,317.2075169 $,564,332,760.12230158 2.4% Other credit sensitive strategies GSE credit risk transfer $,455,701,223.8416667 $,289,352,308.13333333 $,166,348,915.70833337 9.4% Non-Agency subordinate bonds $9,126,073.8049999997 $6,523,000 $2,603,073.8049999997 -4.3% Commercial real estate finance $13,709,047.325000003 $0 $13,709,047.325000003 -2.1% Interest rate sensitive strategies: MSRs (incl. recapture) $,601,488,568.25500011 $,360,893,140.95300001 $,240,595,427.30200011 2.9% ESS (incl. recapture) $,286,979,886.18166667 $,150,690,562.5499998 $,136,289,324.12666669 0.33349840043986378 Agency MBS $,758,916,871.83425331 $,740,597,908.5666666 $18,318,963.267586708 -6.2% Non-Agency senior MBS (incl. jumbo) $,373,991,409.58833337 $,372,041,953.80666667 $1,949,455.7816666961 5.9% Interest rate hedges

Note: This slide presents estimates for illustrative purposes only, using PMT’s base case assumptions (e.g., for credit performance, prepayment speeds, financing economics).  Actual results may differ materially.  Please refer to slide 2 for important disclosures regarding forward-looking statements. Management’s internal allocation of equity Equity allocated to MSR, ESS and distressed loan investments include an allocation of exchangeable senior notes and associated expenses Run-Rate Quarterly Income Potential from PMT’s Strategies Income potential does not reflect any share repurchases or gain/loss related to fair value changes or from bulk asset sales (e.g., distressed loans) Returns on net credit sensitive strategies expected to improve as capital allocated to CRT investments grows Returns on net interest rate sensitive strategies expected to improve from fourth quarter levels Contributions from correspondent production expected to moderate in the near term, driven by a smaller origination market PMT’s objective is to distribute a dividend consistent with earnings per share; REIT taxable income for the year is a floor for dividend payments 4Q16 Earnings Report Run-Rate Quarterly Income Potential (Q1-Q2 2017) ($ in millions, except EPS) Income Potential WA EquityAllocated(1) Annualized Return on Equity (ROE) Credit sensitive strategies: Distressed loan investments(2) $8,864,904.3469121456 $,539,478,669.30405831 6.6% Other credit sensitive strategies GSE credit risk transfer $8,701,916.315278508 $,202,812,944.53690976 0.17162447005337367 Non-Agency subordinate bonds $,114,946.76430411442 $2,318,625.4478944056 0.19830156597047632 Commercial real estate finance $,300,164.58566656464 $17,903,403.635809232 6.7% Subtotal net other credit sensitive strategies $9,117,027.3814985305 $,223,034,973.6206134 0.16350848001097373 Net credit sensitive strategies $17,981,931.728410676 $,762,513,642.92467165 9.4% Interest rate sensitive strategies: MSRs (incl. recapture)(2) $6,013,203.2444698736 $,281,824,389.98025441 8.5% ESS (incl. recapture)(2) $3,975,480.5373890172 $,119,265,560.78843907 0.13333205364928374 Agency MBS $3,926,766.4877115064 $33,837,195.992728516 0.46419525879808166 Non-Agency senior MBS (incl. jumbo) $,197,455.64383604424 $1,845,127.6785378158 0.42805849401710633 Net interest rate sensitive strategies $14,112,905.913406441 $,436,772,274.43995976 0.12924726901681072 Correspondent production $12,296,971.86224024 $95,578,013.889829189 0.51463600724805625 Cash, short term investments, and other $,107,162.73256012145 $82,751,857.543757707 .5% Management fees & corporate expenses $-9,632,801.8834425602 Provision for income tax expense $-2,462,041.11910793 Net income $32,404,129.234066986 $1,377,615,788.7982183 9.4% Diluted EPS $0.463899426758966

Mortgage Investment Activities

Strong Resolution Activity on Distressed Loan Investments Payoffs Foreclosure sales Short sales REO sales Modifications ($ in millions) Resolution Activity (UPB) Total Liquidation Activities Resolution Activity (% of UPB) ($ in millions) $255 $247 $256 $233 Quarterly resolution activity as a percentage of the nonperforming loan portfolio increased to 23% in 4Q16, up from 15% in 4Q15 Modifications comprised 48% of total resolution activity in 4Q16, down slightly from 52% in 3Q16 Continued focus on driving reperformance through loss mitigation programs; streamlined modifications totaled $82 million in 4Q16, up from $78 million in the prior quarter Increase in REO property sales reflects strong demand for homes REO inventory decreased to $274 million at December 31, 2016 from $288 million at September 30, 2016 New REO rentals were $6 million in 4Q16, down from $7 million in 3Q16 $237 New REO Rentals 4Q16 Earnings Report

Correspondent Production Volume and Mix Correspondent Production Operational Highlights (1) For Government loans, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulfillment fee ($ in billions) UPB (1) (1) 4Q16 Earnings Report $19.2 $10.6 $21.6 Correspondent acquisitions by PMT in 4Q16 totaled $20.0 billion, up 6% Q/Q and up 100% Y/Y 63% government-insured loans; 37% conventional loans 117% Y/Y growth in conventional conforming acquisitions Total lock volume of $19.2 billion, down 11% Q/Q January correspondent acquisitions totaled $5.0 billion; locks totaled $4.5 billion Purchase-money loans comprised 62% of total correspondent production Correspondent seller relationships reach 522, with growth driven by new non-delegated seller relationships Selected Operational Metrics $4.4000000000000004 Gov't 0.60273972602739723 3Q16 4Q16 $2.9 Fulfillment 0.39726027397260266 PCG Correspondent seller relationships 504 522 $7.3000000000000007 Purchase money loans, as a % of total 0.67 0.62 acquisitions WA FICO 3Q16 4Q16 PCG Government-insured 698 697 Conventional 755 754 Selected Credit Metrics for 3Q15 WA FICO RETAIL Government-insured 684 Conventional(2) 734

4Q16 Earnings Report CRT Investments Outstanding ($ in millions) Total CRT investments grew to $450 million at December 31, 2016 Most recent CRT commitment allows more efficient deployment of capital during the aggregation period(1) As a result, CRT investments will grow at a slower pace until the aggregation period is completed Completed $2.6 billion in UPB of deliveries in the fourth quarter, which will result in approximately $92 million of new CRT investments once the aggregation period is complete, $24 million of which had been invested at quarter end CRT returns reflect strong underlying income and market-driven value changes due to credit spread tightening Underlying collateral performance is strong See slides 20 and 30 for performance metrics PMT's Unique Investments in GSE Credit Risk Transfer 4Q16 Returns on CRT Investments (1) Although definitive documentation has been executed, this transaction is subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of the transaction or that the transaction will be completed at all. (2) Represents equity allocation net of financing (2) CRT ($ in millions) Total Income Contribution Income Excluding Market-Driven Value Changes Average CRT asset Investment income $8.6999999999999993 $7 $,275,695,412 Return on average CRT assets 9.4% 7.9% Return on average CRT equity 0.20799999999999999 0.16800000000000001

MSR and ESS Investments Increase in Value ($ in millions) Organic MSR investments resulting from correspondent production activity increased to $657 million, from $525 million at September 30, 2016 ESS investments resulting from bulk, mini-bulk and flow MSR acquisitions by PFSI increased to $289 million, from $280 million at September 30, 2016 Higher carrying values reflect expectations for lower future prepayment activity resulting from the rise in mortgage rates during the fourth quarter MSR and ESS Investments at Period End Carrying value on balance sheet Related UPB 4Q16 Earnings Report ■ MSRs ■ ESS ■ UPB (right axis)

Financial Results

Pretax Income (Loss) by Operating Segment Note: Figures may not sum exactly due to rounding 4Q16 Earnings Report Investment Activities Correspondent Production Total Pretax Income 4Q15 $ (6.1) $ 13.1 $ 6.9 1Q16 $ 0.1 $ 10.9 $ 11.0 2Q16 $ (24.6) $ 16.4 $ (8.2) 3Q16 $ 13.6 $ 31.4 $ 45.0 4Q16 $ 2.1 $ 11.7 $ 13.9 Unaudited ($ in millions)

Investment Activities Segment Results Segment revenue decreased $15.0 million Q/Q Net gain on investments decreased to $12.3 million, primarily driven by: CRT gains of 10.4 million, versus $18.5 million in 3Q16 ESS gains and recapture income of $18.9 million(1) and $7.5 million of gains from hedging derivatives Partially offset by $23.1 million valuation loss on mortgage-backed securities driven by higher interest rates Net interest income declined modestly (see slide 17) Net loan servicing fees decreased $8.0 million, driven by MSR fair value changes net of hedge results Other losses were driven by REO valuation losses and higher REO-related advances due to a seasonal increase in real estate tax payments Expenses decreased $3.5 million Q/Q Driven by adjustments to estimates of liquidation expenses 4Q16 Earnings Report (1) Includes $1.8 million in recapture income in 4Q16 (2) In Q4, servicing fees included $5.7 million of specialty servicing fees, of which $1.3 million relates to the bulk sale of performing loans, and $5.6 million of subservicing fees for PMT’s MSRs Unaudited Investment Activities Segment Results slide Quarter Ended Q/Q Q/Q Y/Y ($ in thousands) $42,643 $42,735 ∆ ∆ ∆ Revenues: Net gain on investments: Mortgage loans at fair value $-3,400 $-1,036 Mortgage loans held by variable interest entity net of asset-backed secured financing 2,454 -,347 Mortgage-backed securities 517 ,-23,115 CRT Agreements 18,477 10,401 Hedging derivatives -,945 7,496 Excess servicing spread investment(1) -2,824 18,881 14,279 12,280 0.16278501628664488 $1,999 Net interest income Interest income 43,284 41,146 5.2% $2,138 Interest expense 30,957 29,583 4.6% $1,374 12,327 11,563 6.6% $764 Net loan servicing fees 15,761 7,783 1.0250546061929846 $7,978 Other -1,100 -5,361 -0.79481440029845174 $4,261 Total revenues 41,267 26,265 0.57117837426232621 $15,002 Expenses: Servicing and Management fees #DIV/0! $0 payable to PennyMac Financial Services, Inc.(2) 15,350 15,996 Other 12,286 8,146 0.50822489565430895 $4,140 Total expenses 27,636 24,142 0.14472703172893708 $3,494 Pretax income $13,631 $2,123 5.4206311822892133 $11,508

Net Interest Income Declined Modestly Driven by Lower Capitalized Interest Net interest income from Investment Activities was $11.6 million, a 6% Q/Q decrease Total interest income from Investment Activities was $41.1 million, a 5% Q/Q decrease Interest income from the distressed loan portfolio was $25.9 million, an 11% Q/Q decrease Capitalized interest from loan modifications was $22.0 million, down 5% from 3Q16, resulting from lower modification volumes during the fourth quarter(1) ESS interest income was $5.0 million, up 5% Q/Q Total interest expense from Investment Activities was $29.6 million, a 4% Q/Q decrease (1) Capitalized interest from loan modifications increases interest income and reduces gains from loan valuations 4Q16 Earnings Report Unaudited Quarter Ended ($ in thousands) September 30, 2016 December 31, 2016 Quarter ended September 30, 2015 Short-term investments $0 $0 $115 Mortgage-backed securities 3,394 5,800 2,614 Mortgage loans: At fair value 28,952 25,864 24,364 Held by variable interest entity 4,040 2,523 5,598 Acquired for sale at fair value 158 172 6,956 Total mortgage loans 33,150 28,559 36,918 Excess servicing spread 4,827 5,046 8,026 Other 1,913 1,741 17 Total interest income 43,284 41,146 47,690 Interest expense 30,957 29,583 31,390 Net interest income $12,327 $11,563 $16,300

Performance of the Distressed Loan Investments Combining net losses with net interest income, revenue from distressed loans was $13.1 million, compared with $14.1 million in 3Q16 Distressed loan portfolio underperformed expectations resulting from: Increased recidivism of previously performing loans Adjustments to future expectations of loan performance and recoveries Partially offset by actual home prices better than prior forecasts Cash proceeds from liquidation and paydown activity on distressed loans and REO totaled $91.8 million Accumulated gains before liquidation on assets liquidated during the quarter were $1.1 million, and net gains on liquidation were $3.8 million Completion of previously announced performing loan sale generated $139 million in gross cash proceeds and approximately $41 million in net cash proceeds after debt repayment and related expenses Net Losses on Mortgage Loans Cash Proceeds and Gain on Liquidation (1) Represents valuation gains and losses recognized during the period the Company held the respective asset, but excludes the gain or loss recorded upon sale or repayment of the respective asset (2) Represents the gain or loss recognized as of the date of sale or repayment of the respective asset 4Q16 Earnings Report Unaudited Unaudited Quarter ended ($ in thousands) Sept. 30, 2016 Dec. 31, 2016 Valuation Changes: Performing loans $,-16,350 $-,619 Nonperfoming loans 11,506 -1,451 -4,844 -2,070 Payoffs 1,298 174 Sales 146 860 $-3,400 $-1,036 Quarter ended ($ in thousands) $41,729 December 31, 2013 Q/Q Valuation Changes: Performing loans $-3,286 $9,897 1.105744680851064 Nonperfoming loans 36,459 34,793 2.5% 33,173 44,690 0.15198226529875747 Payoffs 5,620 5,888.1170000000002 -0.26764713930348261 Sales 1,125 0 $39,918 $50,578.116999999998 7.9944420719989751 Quarter ended ($ in thousands) December 31, 2013 $41,547 Valuation Changes: Performing loans $9,897 $-15 Nonperfoming loans 34,793 41,905 44,690 41,890 Payoffs 5,888.1170000000002 6,096 $50,578.116999999998 $47,986 PMT Gains in Liquidations June 30, 2014 ($ in thousands) Quarter ended December 31, 2016 PMT PR Table 7222014 1943 Accumulated Gain on Proceeds gains (losses)(1) liquidation(2) Mortgage loans $37,527 $4,904 $675 REO 54243 -3785 3145 Subtotal 91770 1119 3820 Performing Loan Sale 139449 26901 476 $,231,219 $28,020 $4,296 #REF!

Valuation of MSRs and Excess Servicing Spread (ESS) PMT carries most of its MSRs at the lower of amortized cost or fair value (“LOCOM”) MSRs where the note rate on the underlying loan is less than or equal to 4.5% The fair value of MSRs carried at LOCOM was $33.9 million in excess of the carrying value at December 31, 2016, compared with $4.1 million at September 30, 2016 4Q16 Earnings Report Unaudited (1) Pool UPB, weighted average coupon and expected prepayment speed represent the characteristics of the underlying MSR portfolio owned by PennyMac Financial. Weighted average servicing spread, fair value and valuation multiple relate to the ESS asset owned by PMT ($ in millions) Mortgage Servicing Rights Excess Servicing Spread(1) At 12/31/2016 At lower of amortized cost or fair value At fair value Total Fair value Pool UPB $50,540 $5,764 $56,304 $32,376 144984 Pool weighted average coupon 3.7900000000000003E-2 4.7E-2 3.8899999999999997E-2 4.19E-2 Pool prepayment speed assumption (CPR) 7.7% 0.107 8.4% 0.105 Weighted average servicing fee/spread 2.5000000000000001E-3 2.5000000000000001E-3 2.5000000000000001E-3 1.9E-3 Fair value $626.29999999999995 $64.099999999999994 $690.452 $288.7 As multiple of servicing fee 4.8899999999999997 4.4000000000000004 4.84 4.76 Carrying (accounting) value $592.4 $64.099999999999994 $656.5 $288.7 Fair value in excess of carrying value $33.899999999999977 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread At 6/30/2016 At lower of amortized cost or fair value At fair value Fair value Pool UPB $40,590.718999999997 $6,496.7110000000002 $36,152 83239.429999999993 Pool weighted average coupon 3.8600000000000002E-2 4.7100000000000003E-2 4.2099999999999999E-2 Pool prepayment speed assumption (CPR) 0.10780000000000001 0.1426 0.125 Weighted average servicing fee/spread 2.5000000000000001E-3 2.5000000000000001E-3 1.9E-3 Fair value $417.09399999999999 $57.975000000000001 $294.55099999999999 As multiple of servicing fee 4.03 3.53 4.3499999999999996 Carrying (accounting) value $413.48200000000003 $57.975000000000001 $294.55099999999999 Fair value in excess of carrying value $3.6119999999999663 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread At 3/31/15 Under lower of amortized cost or fair value Under fair value Fair value Pool UPB $29,155.694 $6,000.7 $33,142.364999999998 68298.758999999991 Pool weighted average coupon 3.8100000000000002E-2 4.7800000000000002E-2 4.1099999999999998E-2 Pool prepayment speed assumption (CPR) 8.9% 0.1353 0.11600000000000001 Weighted average servicing fee/spread 2.5999999999999999E-3 2.5000000000000001E-3 1.6000000000000001E-3 Fair value $327.702 $49.447000000000003 $222.309 As multiple of servicing fee 4.38 3.26 4.1980000000000004 Carrying (accounting) value $309.71199999999999 $49.447000000000003 $222.309 Fair value in excess of carrying value $17.990000000000009 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread At 6/30/14 Under lower of amortized cost or fair value Under fair value Fair value UPB $24,640 $4,758 $26,963.818793999999 Weighted average coupon 3.7199999999999997E-2 4.7899999999999998E-2 4.2299999999999997E-2 Prepayment speed assumption (CPR) 8.6% 0.10199999999999999 0.1024 Weighted average servicing fee/spread 2.5999999999999999E-3 2.5000000000000001E-3 1.6000000000000001E-3 Fair value $289.2 $46.8 $190.24299999999999 As multiple of servicing fee 4.5599999999999996 3.88 4.37 Carrying (accounting) value $268.7 $46.8 $190.24299999999999 Fair value in excess of carrying value $20.5 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread At 3/31/14 Under lower of amortized cost or fair value Under fair value Fair value UPB $23,897 $3,426.69 $22,246 Weighted average coupon 3.6999999999999998E-2 4.7899999999999998E-2 4.3999999999999997E-2 Prepayment speed assumption (CPR) 8.3% 9.4% 0.1045 Weighted average servicing fee/spread 2.5999999999999999E-3 2.5000000000000001E-3 1.6000000000000001E-3 Fair value $289.93400000000003 $36.180999999999997 $151 As multiple of servicing fee 4.71 4.1500000000000004 4.34 Carrying (accounting) value $265.24 $36.180999999999997 $151 Fair value in excess of carrying value $24.694000000000017 Mult is acct value / UPB / wt avg svc fee ($ in millions) Mortgage Servicing Rights Excess Servicing Spread At 12/31/13 Under lower of amortized cost or fair value Under fair value Fair value UPB $23,400 $2,393 $20,512.659 Weighted average coupon 3.6799999999999999E-2 4.7800000000000002E-2 4.4400000000000002E-2 Prepayment speed assumption (CPR) 8.2% 8.9% 9.7% Weighted average servicing fee/spread 2.5999999999999999E-3 2.5999999999999999E-3 1.552E-3 Fair value $289.74 $26.452000000000002 $138.72200000000001 As multiple of servicing fee 4.8 4.32 4.3600000000000003 Carrying (accounting) value $264.12 $26.452000000000002 $138.72200000000001 Fair value in excess of carrying value $25.620000000000005

Derivative represents net value of expected future cash inflows related to assumption of credit risk and expected future losses Current cash collateralizing guarantee included in “Deposits securing credit risk transfer agreements” Gains and losses resulting from valuation changes represent fair value Payments made to Fannie Mae, from pledged cash, for losses on loans underlying the CRT agreements Cash income to PMT from the CRT SPVs Total UPB of loans delivered to the CRT SPVs and sold to Fannie Mae Credit Risk Transfer – Income Statement and Balance Sheet Treatment 4Q16 Earnings Report (1) Cumulative for the seven quarters ending 12/31/2016 Cash deposited in the SPV in “restricted cash.” Represents collateral for the initial credit risk retained Current outstanding UPB of loans delivered to the CRT SPVs and sold to Fannie Mae Adjustment to timing of cash flows in the most recent CRT commitment allows more efficient deployment of capital during the aggregation period Unaudited

Correspondent Production Segment Results Segment revenue totaled $42.7 million, a 31% decrease from 3Q16, driven by lower lock volumes and margins Net gain on mortgage loans acquired for sale declined 47% Q/Q; third quarter results included a $5.1 million benefit in provision for representations and warranties due to a change in estimate 4Q16 margins decreased as a result of increased competition in a smaller market Conventional conforming acquisition volumes increased 3% from 3Q16 Fulfillment fees paid for the quarter were 36bp, down slightly from 38bp in 3Q16(2) (1) Conventional conforming and jumbo interest rate lock commitments (2) Fulfillment fees are based on funding volumes. Effective September 12, 2016, the contractual fulfillment fee is 0.35% for conventional loans sold to the Agencies, and 0.85% for all other loans. Previously, the fulfillment fee was in general 0.50% of the funding of conventional and jumbo loans, subject to reductions at specified volumes and discretionary reductions by PFSI. (2) 4Q16 Earnings Report Unaudited ($ in thousands) Quarter Ended Sept. 30, 2016 As % of Interest Rate Lock Commitments(1) Quarter Ended Dec. 31, 2016 As % of Interest Rate Lock Commitments(1) Revenues: Net gain on mortgage loans acquired for sale $43,858 5.0000000000000001E-3 $23,309 3.3659205776173286E-3 Net interest income 5,477 5.9999999999999995E-4 5,452 7.8729241877256316E-4 Other income 12,724 1.5E-3 13,902 2.0075090252707579E-3 $62,059 7.1000000000000004E-3 $42,663 6.1999999999999998E-3 Expenses: Loan fulfillment, servicing, and management fees payable to PennyMac Financial Services, Inc. $27,969 3.2000000000000002E-3 $27,945 4.0353790613718412E-3 Other 2,707 2.9999999999999997E-4 2,976 4.2974729241877254E-4 $30,676 3.5000000000000001E-3 $30,921 4.4651263537906138E-3 Pretax income $31,383 3.5999999999999999E-3 $11,742 1.695595667870036E-3 41820 41912 42004 42094 1000 5,957,343,983 5,957,343,983 Revenues: 7,131,150 7,131,150 Net gain on mortgage loans acquired for sale $10,222 2.7574858376045318E-3 $9,509 2.5343816631130064E-3 $5,945 1.971153846153846E-3 $10,160 2.9007671061767278E-3 5,964,475,133 5,964,475,133 Net interest income 704 1.8991097922848666E-4 4,067 1.0839552238805969E-3 3,371 1.1177055702917772E-3 3,292 9.3989422377301058E-4 Loan origination fees 4,485 1.209873212840572E-3 6,524 1.7388059701492536E-3 4,925 1.6329575596816977E-3 5,351 1.5277563764913061E-3 7.3532035966323815E-3 3.907971695788777E-3 Total Revenues $15,411 4.1572700296735902E-3 $20,100 5.3571428571428572E-3 $14,241 4.7218169761273207E-3 $18,803 5.368417706441044E-3 9.182702380125758E-4 0 Expenses: 2.1332975184356427E-3 0 Loan fulfillment fees $12,749 3.4391691394658752E-3 $15,900 4.23773987206823E-3 $12,185 4.0401193633952254E-3 $13,170 3.7601479122389273E-3 Interest 0 0 0 0 0 0 - #VALUE! 0 0 Loan servicing & other 265 7.1486377124359315E-5 1,410 3.7579957356076758E-4 1,110 3.6803713527851461E-4 1,214 3.4660740815930586E-4 Total Expenses $13,014 3.5106555165902347E-3 $17,310 4.6135394456289979E-3 $13,295 4.4081564986737402E-3 $14,384 4.1067553203982332E-3 Pre-tax net income $2,397 6.4661451308335553E-4 $2,790 7.4360341151385925E-4 $946 3.1366047745358047E-4 $4,419 1.2616623860428108E-3 Conforming and Jumbo Locks $3,707,000 $3,752,000 $3,016,000 $3,502,521.7910000002 42369 42460 42551 42643 Revenues: Net gain on mortgage loans acquired for sale $15,049 3.8904206524375037E-3 $24,226 4.0617153160658502E-3 $43,858 5.0474557873284595E-3 Net interest income 3,904 1.0092499320297702E-3 5,464 9.1609066651464561E-4 5,477 6.3032777024027485E-4 Other income 6,837 1.7674799654937346E-3 8,535 1.4309725180641473E-3 12,724 1.4643583254586921E-3 Total Revenues $25,790 6.6671505499610083E-3 $38,225 6.4087785006446433E-3 $62,059 7.1421418830274266E-3 Expenses: Loan servicing & other $13,354 3.4522345267227338E-3 $19,710 3.3045657095541114E-3 $27,969 3.2188492616122412E-3 Other 1,527 3.9475528847578362E-4 2,082 3.4906675836081483E-4 2,707 3.1153866606544166E-4 Total Expenses $14,881 3.8469898151985175E-3 $21,792 3.6536324679149264E-3 $30,676 3.5303879276776828E-3 Pretax income $10,909 6.1449464355398662E-4 $16,433 5.6702390815383083E-4 $31,383 3.1878910417483319E-4 Conforming and Jumbo Locks $3,643,799.3829999999 $3,868,219.2349999999 $5,964,475.1330000004 $8,689,130.979999993 Net gain on mortgage loans acquired for sale Interest income Loan origination fees Total Revenues Expenses: Loan fulfillment fees Interest Loan servicing & other Total Expenses Pre-tax net income Conforming and Jumbo Locks Conforming and Jumbo Locks (previous number)

Appendix

Book value per share(1) PMT EPS, Dividends and Book Value Over Time 7% 7% Return on Equity(2) (1) At period end. (2) Return on average equity during the respective quarter; return on average equity is calculated based on annualized quarterly net income as a percentage of monthly average shareholders’ equity during the period. 2% EPS & Dividend 10% 4% 4Q16 Earnings Report 4% (1)% 10% 9%

Correspondent loan inventory PMT’s Long-Term Investments ■ Credit Risk Transfer (CRT)(1) ■ Retained interests from private-label securitizations ■ MSRs and ESS ■ Agency and non-Agency MBS ■ Distressed whole loans and REO PMT's Mortgage Assets and Leverage Ratio Over Time Leverage ratio(2) (1) The fair value of CRT investments is reflected on the balance sheet as restricted cash and a net derivative asset included in derivative assets (2) All borrowings, including exchangeable senior notes and asset-backed secured financing of the variable interest entity, divided by shareholders’ equity at period end Mortgage Assets ($ in millions) 3.1x 3.0x 4Q16 Earnings Report 3.1x 3.8x 3.6x

(2) PMT’s interest rate risk exposure is managed on a “global” basis Disciplined hedging Multiple mortgage-related investment strategies with complementary interest rate sensitivities Utilization of financial hedge instruments Also considers recapture benefit on MSRs and ESS and revenue opportunities from correspondent production Management of PMT’s Interest Rate Risk(1) Estimated Sensitivity to Changes in Interest Rates % change in PMT shareholders’ equity At 12/31/16 (1) Analysis does not include PMT assets for which interest rates are not a key driver of values, i.e., distressed whole loans and REO. The sensitivity analyses on the slide and the associated commentary are limited in that they are estimates as of December 31, 2016; only reflect movements in interest rates and do not contemplate other variables; do not incorporate changes in the variables in relation to other variables; are subject to the accuracy of various models and assumptions used; and do not incorporate other factors that would affect the Company’s overall financial performance in such scenarios, including operational adjustments made by management to account for changing circumstances. For these reasons, the preceding estimates should not be viewed as an earnings forecast. (2) Includes loans acquired for sale and IRLCs, net of associated hedges, Agency and Non-Agency MBS assets (3) Includes MSRs, ESS, and hedges which include put and call options on MBS, Eurodollar futures, Treasury futures, and Exchange-traded swaps (4) Net exposure represents the net position of the “Long” Assets Position and the MSR/ESS Investments and Hedges (3) (4) Instantaneous parallel shock in interest rates (in bps) 4Q16 Earnings Report

Nonperforming Loans (at December 31, 2016) Performing Loans (at December 31, 2016) Nonperforming loans are held on average at a 34% discount to current property value – fair value considers costs expected over the liquidation timeline, expected property appreciation and reperformance probability PMT advances funds for items such as property taxes and property preservation to protect the value of its investment in the underlying property; these advances are recovered from the proceeds when the loan is liquidated before loan balances are repaid or from borrower reperformance either through modification of the loan or reinstatement of the loan to current status Performing loans provide ongoing cash interest income and, as they season, the opportunity to monetize gains through payoffs, refinances, or loan sales Carrying Values for PMT’s Distressed Whole Loans (in millions) (in millions) 4Q16 Earnings Report

Distressed Portfolio by Acquisition Period (1) Ratio of unpaid principal balance remaining to unpaid principal balance at acquisition 4Q16 Earnings Report

Distressed Portfolio by Acquisition Period (cont.) (1) Ratio of unpaid principal balance remaining to unpaid principal balance at acquisition 4Q16 Earnings Report

Correspondent Production Fundings and Locks by Product Note: Figures may not sum exactly due to rounding 4Q16 Earnings Report   ($ in millions)     4Q15     1Q16     2Q16     3Q16     4Q16       Fundings                                     Conventional     $ 3,460     $ 3,253     $ 5,171     $ 7,263     $ 7,492       Government     6,558     6,423     9,433     11,657     12,544       Jumbo     12     7     3     1     -       Total     $ 10,030     $ 9,683     $ 14,607     $ 18,920     $ 20,036                                             Locks                                     Conventional     $ 3,630     $ 3,857     $ 5,957     $ 8,687     $ 6,925       Government     7,001     6,511     10,023     12,868     12,289       Jumbo     14     11     7     2     -       Total     $ 10,645     $ 10,379     $ 15,988     $ 21,557     $ 19,215

PMT’s Investments in GSE Credit Risk Transfer 4Q16 Earnings Report (1) FICO and LTV metrics at origination ($ in billions)

Net Cash Flows from Existing Investments (1) Quarterly cash flows from investing activities are derived from the Company’s year-to-date statements of cash flows (2) Debt repayment from liquidations calculated based on debt advance rates for each asset type (3) Revenue component of net loan servicing fees as reported quarterly (4) Investment Activities segment net interest income from the quarterly segment income statement (5) Quarterly income statement items excluding noncash items and fulfillment fees Reconciliation of Non-GAAP Financial Measure 4Q16 Earnings Report

Opportunity in MSR Acquisitions Why Are MSR Sales Occurring? How Do MSRs Come to Market? Large servicers may sell MSRs due to continuing operational pressures, higher regulatory capital requirements for banks (treatment under Basel III) and a re-focus on core customers/businesses Independent mortgage banks sell MSRs from time to time due to a need for capital Intermittent large bulk portfolio sales ($10+ billion in UPB) Require considerable coordination with selling institutions and Agencies Mini-bulk sales (typically $500 million to $5 billion in UPB) Flow/co-issue MSR transactions (monthly commitments, typically $20-100 million in UPB) Alternative delivery method typically from larger independent originators Which MSR Transactions Are Attractive? GSE and Ginnie Mae servicing in which PFSI has distinctive expertise MSRs sold and operational servicing transferred to PFSI (not subserviced by a third party) Measurable rep and warranty liability for PFSI PFSI is uniquely positioned be a successful acquirer of MSRs Proven track record of complex MSR and distressed loan transfers Operational platform that addresses the demands of the Agencies, regulators, and financing partners Physical capacity in place to sustain servicing portfolio growth plans Potential co-investment opportunity for PMT in the excess servicing spread 4Q16 Earnings Report

PMT's Excess Servicing Spread Investments in Partnership with PFSI

- PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to Ginnie Mae MSRs
- PMT acquires the right to receive the excess servicing spread cash flows over the life of the underlying loans
- PFSI owns the MSRs and services the loans


Acquired by PFSI from Third-Party Seller(1)
Acquired by PMT from PFSI(1)
Excess Servicing Spread (e.g., 12.5bp)
MSR Asset (e.g., 25bp servicing fee)
Base MSR (e.g., 12.5bp)

Example transaction: actual transaction details may vary materially

Excess Servicing Spread[2]

- Interest income from a portion of the contractual servicing fee
  - Realized yield dependent on prepayment speeds and recapture

Base MSR

- Income from a portion of the contractual servicing fee
- Also entitled to ancillary income
- Bears expenses of performing loan servicing activities
- Required to advance certain payments largely for delinquent loans

(1) The contractual servicer and MSR owner is PennyMac Loan Services, LLC, an indirect subsidiary of PennyMac Financial Services, Inc.
(2) Subject and subordinate to Agency rights (under the related servicer guide); does not change the contractual servicing fee paid by the Agency to the servicer.

PennyMac® 4Q16 Earnings Report | 33